                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 26, 2003


                          Discover Card Master Trust I
                   -------------------------------------------
               (Exact name of registrant as specified in charter)



     Delaware                     0-23108                        51-0020270
     --------                     -------                        ----------
    (State of                   (Commission                    (IRS Employer
   Organization)                File Number)                 Identification No.)


           c/o Discover Bank
             12 Read's Way
          New Castle, Delaware                                  19720
------------------------------------------                      -----
 (Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5. Other Events

                  Series 2003-4. On December 26, 2003, the registrant made available to investors a prospectus supplement, dated December 19, 2003, and prospectus, dated December 19, 2003, with respect to the issuance of $1,100,000,000 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, $57,895,000 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, $750,000,000 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates and $39,474,000 Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2003-4, to be dated as of December 30, 2003, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as Exhibit 99.


Item 7. Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 99 Prospectus, dated December 19, 2003, and Prospectus Supplement, dated December 19, 2003, with respect to the Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, the Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, the Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates and the Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2003-4.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      Discover Card Master Trust I
                                       (Registrant)


                                      By:   Discover Bank
                                            (Originator of the Trust)



Date: December 26, 2003               By:   /s/ Michael F. Rickert
                                            ----------------------
                                            Michael F. Rickert
                                            Vice President, Chief Accounting
                                             Officer and Treasurer

                                INDEX TO EXHIBITS

Exhibit             Description                                            Page
-------             -----------                                            ----

99                  Prospectus, dated December 19, 2003, and Prospectus     --
                    Supplement, dated December 19, 2003, with respect to the Floating Rate Class A, Subseries 1 Credit
                    Card Pass-Through Certificates, the Floating Rate
                    Class B, Subseries 1 Credit Card Pass-Through
                    Certificates, the Floating Rate Class A, Subseries
                    2 Credit Card Pass-Through Certificates and the
                    Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates of Discover Card Master
                    Trust I, Series 2003-4.